EXHIBIT 99.1

Mawson Infrastructure Group Inc. Reports Q3 2024 Unaudited Financial Results

Q3 2024 Digital Colocation Business Revenue increased 222% Y/Y
Q3 2024 Energy Management Business Revenue increased 33% Y/Y
Q3 2024 Total Revenue increased 50% YTD (9 months) in 2024

MIDLAND, Pa., Nov. 14, 2024 (GLOBE NEWSWIRE) -- Mawson Infrastructure Group Inc. (NASDAQ: MIGI) (“Mawson”, “the Company”), a publicly-traded technology company that offers digital infrastructure platforms for artificial intelligence (AI), high-performance computing (HPC), and digital assets, today announced its unaudited financial and operational results for the third quarter of fiscal year 2024 ended September 30, 2024.

Rahul Mewawalla, CEO and President of Mawson, said, "We are pleased to report strong execution and strategic expansion, delivering 222% year-over-year revenue growth in our digital colocation business and 33% year-over-year revenue growth in our energy management business. Moreover, our total overall revenue has significantly increased 50% year-to-date over the first nine months of 2024. We have built and grown a robust enterprise-grade digital colocation business this year across multiple customers. We are also excited about advancing our recent expansion into AI (artificial intelligence) and HPC (high-performance computing) markets with our innovative and solutions-driven approach to growing our overall business. We continue to prioritize our carbon-free and sustainable energy approach, including nuclear power, which positions us to address the critical compute capacity needs of our enterprise customers, where sustainable infrastructure is increasingly becoming a strategic imperative. We're also proud of our recent operational achievements and expansion efforts, which are expected to increase our total capacity from our currently operating capacity of 129 MW to 153 MW upon completion, all of which is in the strategic PJM market, which represents the largest competitive wholesale electricity market in North America.”

Financial and operational highlights for the quarter ended September 30, 2024 and to-date, includes:

  Q3 2024 Digital colocation business revenue increased 222% Y/Y to $9.52 million.
  Q3 2024 Energy management business increased 33% Y/Y to $1.96 million and Q3 2024 Digital assets mining revenue of $0.83 million.
  Q3 2024 Total Revenue increased 50% YTD (9 months) in 2024 and increased 9% Y/Y to $12.32 million in revenue in Q3 2024.
  Company announced expansion of its business and offerings into artificial intelligence (AI) and high-performance computing (HPC) markets.
  Company signed an AI/HPC 20 MW agreement to colocate NVIDIA GPUs, which based on the agreement, could potentially generate approximately $92 million1 in the first two years, with cumulative revenue potential of $285 million1 through the 6-year contract term.
  Extended lease for Perry County, Ohio for a total of 24 MW and completed Phase 1 construction including groundworks advancing toward total planned capacity for Mawson of 153 MW, upon completion.
  Extended Midland, Pennsylvania facility with current lease tenure through September 2036, aligned with long-term strategic plans.
  Mawson supports innovative, agile, efficient, and scalable approaches to AI infrastructure and compute, invites AI/HPC partners to discuss opportunities to collaborate on artificial intelligence, high-performance and accelerated computing solutions.

Conferences and Events Update

Mawson has planned for its CEO and President, Rahul Mewawalla to join the following upcoming conferences and events. Please contact IR@mawsoninc.com for further information.

  Roth 13th Annual Technology Conference - November 19-20, 2024 in New York City
  Northland Capital Markets Growth Conference - December 12, 2024
  Axios Artificial Intelligence (AI) Summit – December 17, 2024 in San Francisco
  Pacific Telecommunications Council - January 20-22, 2025 in Honolulu
  Artificial Intelligence (AI) Everything 2025 - February 5-6, 2025 in Dubai

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a technology company that offers digital infrastructure platforms for AI, HPC, and digital assets. The Company’s digital infrastructure platforms can be used to operate computing resources for a number of applications, and are offered across digital assets, artificial intelligence (AI), high-performance computing (HPC) and other computing applications. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy. The Company has a strategy to prioritize the usage of carbon-free energy sources, including nuclear energy, to power its digital infrastructure platforms and computational machines. For more information, please visit: https://www.mawsoninc.com.

Company Presentation Update

Mawson has available a Company Overview Presentation about the company’s strategic approach and its businesses at its corporate website at https://www.mawsoninc.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on, May 15, 2024, August 19, 2024, November 14, 2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For more information, visit us at https://www.mawsoninc.com

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Investor Contact:
Investor Relations Team
IR@mawsoninc.com

Partnerships Contact:
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Media Contact:
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1 Revenue and timing subject to change depending on operating capacity ramp up, overall timeframes, as well as potential colocation rate updates every two years as per the Agreement